 INVESCO INTERNATIONAL GROWTH FUND                              SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  10/31/2012
FILE NUMBER:        811-6463
SERIES NO.:         1

72DD.  1   Total income dividends for which record date passed during the period. (000's
           Omitted)
           Class A                         $24,795
       2   Dividends for a second class of open-end company shares (000's Omitted)
           Class B                         $   297
           Class C                         $   754
           Class R                         $ 1,094
           Class Y                         $11,923
           Class R5                        $24,768

73A.       Payments per share outstanding during the entire current period: (form nnn.nnnn)
       1   Dividends from net investment income
           Class A                         $0.3233
       2   Dividends for a second class of open-end company shares (form nnn.nnnn)
           Class B                         $0.1295
           Class C                         $0.1295
           Class R                         $0.2566
           Class Y                         $0.4015
           Class R5                        $0.4471

74U.   1   Number of shares outstanding (000's Omitted)
           Class A                          76,270
       2   Number of shares outstanding of a second class of open-end company shares (000's
           Omitted)
           Class B                           1,739
           Class C                           5,169
           Class R                           3,209
           Class Y                          52,210
           Class R5                         45,291
           Class R6                          7,973

74V.   1   Net asset value per share (to nearest cent)
           Class A                         $ 27.96
       2   Net asset value per share of a second class of open-end company shares (to neare cent)
           Class B                         $ 25.81
           Class C                         $ 25.83
           Class R                         $ 27.64
           Class Y                         $ 28.05
           Class R5                        $ 28.39
           Class R6                        $ 28.38

 INVESCO GLOBAL SMALL & MID CAP GROWTH                          SUB-ITEM 77Q3
 FUND

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  10/31/2012
FILE NUMBER:        811-6463
SERIES NO.:         3

72DD.  1   Total income dividends for which record date passed during the period. (000's
           Omitted)
           Class A                         $ 6,820
       2   Dividends for a second class of open-end company shares (000's Omitted)
           Class B                         $   109
           Class C                         $   112
           Class Y                         $   127
           Class R5                        $   455

73A.       Payments per share outstanding during the entire current period: (form nnn.nnnn)
       1   Dividends from net investment income
           Class A                         $0.2433
       2   Dividends for a second class of open-end company shares (form nnn.nnnn)
           Class B                         $0.0765
           Class C                         $0.0765
           Class Y                         $0.3016
           Class R5                        $0.3589

74U.   1   Number of shares outstanding (000's Omitted)
           Class A                          26,975
       2   Number of shares outstanding of a second class of open-end company shares (000's
           Omitted)
           Class B                           1,126
           Class C                           1,438
           Class Y                             413
           Class R5                          1,147

74V.   1   Net asset value per share (to nearest cent)
           Class A                         $ 17.87
       2   Net asset value per share of a second class of open-end company shares (to neare cent)
           Class B                         $ 15.57
           Class C                         $ 15.58
           Class Y                         $ 17.92
           Class R5                        $ 17.85

 INVESCO GLOBAL GROWTH FUND                                     SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  10/31/2012
FILE NUMBER:        811-6463
SERIES NO.:         5

72DD.  1   Total income dividends for which record date passed during the period. (000's
           Omitted)
           Class A                         $ 1,135
       2   Dividends for a second class of open-end company shares (000's Omitted)
           Class Y                         $    13
           Class R5                        $     5

73A.       Payments per share outstanding during the entire current period: (form nnn.nnnn)
       1   Dividends from net investment income
           Class A                         $0.1381
       2   Dividends for a second class of open-end company shares (form nnn.nnnn)
           Class Y                         $0.1998
           Class R5                        $0.3329

74U.   1   Number of shares outstanding (000's Omitted)
           Class A                          11,449
       2   Number of shares outstanding of a second class of open-end company shares (000's
           Omitted)
           Class B                             414
           Class C                             963
           Class Y                              97
           Class R5                             16
           Class R6                              -

74V.   1   Net asset value per share (to nearest cent)
           Class A                         $ 24.22
       2   Net asset value per share of a second class of open-end company shares (to neare cent)
           Class B                         $ 22.64
           Class C                         $ 22.64
           Class Y                         $ 24.29
           Class R5                        $ 24.18
           Class R6                        $ 24.17

 INVESCO ASIA PACIFIC GROWTH FUND                               SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  10/31/2012
FILE NUMBER:        811-6463
SERIES NO.:         9

72DD.  1   Total income dividends for which record date passed during the period. (000's
           Omitted)
           Class A                        $ 3,532
       2   Dividends for a second class of open-end company shares (000's Omitted)
           Class B                        $    27
           Class C                        $    67
           Class Y                        $   407

73A.       Payments per share outstanding during the entire current period: (form nnn.nnnn)
       1   Dividends from net investment income
           Class A                        $0.2656
       2   Dividends for a second class of open-end company shares (form nnn.nnnn)
           Class B                        $0.0242
           Class C                        $0.0242
           Class Y                        $0.3456

74U.   1   Number of shares outstanding (000's Omitted)
           Class A                         14,940
       2   Number of shares outstanding of a second class of open-end company shares (000's
           Omitted)
           Class B                            943
           Class C                          2,798
           Class Y                          1,914

74V.   1   Net asset value per share (to nearest cent)
           Class A                        $ 30.65
       2   Net asset value per share of a second class of open-end company shares (to neare cent)
           Class B                        $ 28.74
           Class C                        $ 28.58
           Class Y                        $ 30.75

 INVESCO EUROPEAN GROWTH FUND                                   SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  10/31/2012
FILE NUMBER:        811-6463
SERIES NO.:         10

72DD.  1   Total income dividends for which record date passed during the period. (000's
           Omitted)
           Class A                             $11,239
       2   Dividends for a second class of open-end company shares (000's Omitted)
           Class B                             $   459
           Class C                             $   883
           Class R                             $   412
           Class Y                             $ 7,627
           Investor Class                      $ 4,893

73A.       Payments per share outstanding during the entire current period: (form nnn.nnnn)
       1   Dividends from net investment income
           Class A                             $0.9489
       2   Dividends for a second class of open-end company shares (form nnn.nnnn)
           Class B                             $0.6403
           Class C                             $0.6403
           Class R                             $0.8467
           Class Y                             $1.0481
           Investor Class                      $0.9719

74U.   1   Number of shares outstanding (000's Omitted)
           Class A                              11,489
       2   Number of shares outstanding of a second class of open-end company shares (000's
           Omitted)
           Class B                                 489
           Class C                               1,239
           Class R                                 404
           Class Y                               7,925
           Investor Class                        4,746

74V.   1   Net asset value per share (to nearest cent)
           Class A                             $ 32.84
       2   Net asset value per share of a second class of open-end company shares (to neare cent)
           Class B                             $ 30.87
           Class C                             $ 30.90
           Class R                             $ 32.73
           Class Y                             $ 32.92
           Investor Class                      $ 32.78

 INVESCO INTERNATIONAL CORE EQUITY FUND                         SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  10/31/2012
FILE NUMBER:        811-6463
SERIES NO.:         11

72DD.  1   Total income dividends for which record date passed during the period. (000's
           Omitted)
           Class A                             $ 1,195
       2   Dividends for a second class of open-end company shares (000's Omitted)
           Class B                             $    85
           Class C                             $   296
           Class R                             $    71
           Class Y                             $    38
           Investor Class                      $   429
           Class R5                            $ 7,206

73A.       Payments per share outstanding during the entire current period: (form nnn.nnnn)
       1   Dividends from net investment income
           Class A                             $0.2780
       2   Dividends for a second class of open-end company shares (form nnn.nnnn)
           Class B                             $0.1901
           Class C                             $0.1901
           Class R                             $0.2484
           Class Y                             $0.3055
           Investor Class                      $0.2780
           Class R5                            $0.3483

74U.   1   Number of shares outstanding (000's Omitted)
           Class A                               3,956
       2   Number of shares outstanding of a second class of open-end company shares (000's
           Omitted)
           Class B                                 313
           Class C                               1,237
           Class R                                 204
           Class Y                                 141
           Investor Class                        1,415
           Class R5                                774
           Class R6                             20,622

74V.   1   Net asset value per share (to nearest cent)
           Class A                             $  9.87
       2   Net asset value per share of a second class of open-end company shares (to neare cent)
           Class B                             $  9.87
           Class C                             $  9.61
           Class R                             $  9.88
           Class Y                             $ 10.03
           Investor Class                      $ 10.02
           Class R5                            $  9.89
           Class R6                            $  9.88

 INVESCO GLOBAL OPPORTUNITIES FUND                              SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 74U AND 74V.

FOR PERIOD ENDING:  10/31/2012
FILE NUMBER:        811-6463
SERIES NO.:         12

74U.  1   Number of shares outstanding (000's Omitted)
          Class A                                            156
      2   Number of shares outstanding of a second class of open-end company shares (000's
          Omitted)
          Class C                                              1
          Class R                                              1
          Class Y                                            149
          Class R5                                             1
          Class R6                                             1

74V.  1   Net asset value per share (to nearest cent)
          Class A                                         $10.64
      2   Net asset value per share of a second class of open-end company shares (to neare
          Class C                                         $10.62
          Class R                                         $10.63
          Class Y                                         $10.65
          Class R5                                        $10.64
          Class R6                                        $10.64

 INVESCO SELECT OPPORTUNITIES FUND                              SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 74U AND 74V.

FOR PERIOD ENDING:  10/31/2012
FILE NUMBER:        811-6463
SERIES NO.:         13

74U.  1   Number of shares outstanding (000's Omitted)
          Class A                                            112
      2   Number of shares outstanding of a second class of open-end company shares (000's
          Omitted)
          Class C                                              8
          Class R                                              1
          Class Y                                             99
          Class R5                                             1
          Class R6                                             1

74V.  1   Net asset value per share (to nearest cent)
          Class A                                         $10.63
      2   Net asset value per share of a second class of open-end company shares (to neare
          Class C                                         $10.62
          Class R                                         $10.63
          Class Y                                         $10.64
          Class R5                                        $10.64
          Class R6                                        $10.64